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                                                                 EXHIBIT 10.13.1

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

WELLS FARGO BANK, NATIONAL ASSOCIATION
Real Estate Merchant Banking (AU 2034)
555 Montgomery Street, 16th Floor
San Francisco, CA 94111

Attn:   Robin Dixon
Loan #:  1440

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                      MEMORANDUM OF MODIFICATION AGREEMENT
                             AMENDING DEED OF TRUST

The undersigned declare that they have entered into a modification agreement dated of even date herewith, wherein provision is made for (a) amendment of that certain deed of trust dated December 22, 2000 and executed by COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, a Delaware corporation, as Trustor, to AMERICAN SECURITIES COMPANY, a corporation, as Trustee, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Beneficiary, which was recorded on December 22, 2000, as Document No. 2000-16276, in the Official Records of San Mateo County, California, and/or (b) amendment of certain obligations secured by that deed of trust. This instrument is a memorandum of the modification agreement, and the same is incorporated herein by this reference with the same effect and as though set forth herein in its entirety.

This Memorandum may be executed in any number of counterparts. All counterparts shall collectively constitute a single document.

Dated as of: June 1, 2002

                                      "LENDER"

                                      WELLS FARGO BANK,
                                      NATIONAL ASSOCIATION

                                      By:
                                              --------------------------------
                                              Jay Rosenberg
                                      Its:    Vice President

                                      "TRUSTOR/BORROWER"

                                      COMMUNICATIONS & POWER INDUSTRIES
                                      HOLDING CORPORATION,
                                      a Delaware corporation

                                      By:
                                              --------------------------------

                                      Its:
                                              --------------------------------

                      (ALL SIGNATURES MUST BE ACKNOWLEDGED)


                                  Page 1 of 3


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               JUNIOR LIENOR'S CONSENT AND SUBORDINATION AGREEMENT

        NOTICE: THIS JUNIOR LIENOR CONSENT AND SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY REMAINING SUBJECT TO AND OF A LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST AS MODIFIED BY THE FOREGOING MODIFICATION AGREEMENT.

The undersigned ("Junior Lienor"), as owner and holder of a security interest ("Junior Security Interest") evidenced by that certain unrecorded lease dated December 1, 2000, which is junior, subordinate and subject to the terms, covenants, conditions and restrictions of the Deed of Trust, as modified by the foregoing Modification Agreement, hereby acknowledges its consent to the terms and provisions of the foregoing Modification Agreement and the transactions contemplated thereby. The undersigned further reaffirms the full force and effectiveness of that certain Subordination Agreement, dated December 22, 2000, between the undersigned and Communications and Power Industries Holding Corporation, a Delaware corporation, and acknowledges that the Junior Security Interest is junior, subordinate and subject to the Deed of Trust, as modified by the foregoing Modification Agreement.

        NOTICE: THE LOAN DOCUMENTS MAY CONTAIN A PROVISION WHICH MAY ALLOW THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO EXPEND A PORTION OF THE LOAN FOR OTHER PURPOSES THAN IMPROVEMENT OF THE PROPERTY.

Agreed and Acknowledged:


Dated as of:  June 1, 2002             "JUNIOR LIENOR"

                                       COMMUNICATIONS & POWER INDUSTRIES, INC.,
                                        a Delaware corporation

                                       By:
                                            --------------------------------
                                       Its:
                                             -------------------------------


                      (ALL SIGNATURES MUST BE ACKNOWLEDGED)


                                  Page 2 of 3


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STATE OF CALIFORNIA
COUNTY OF                          SS.
          ------------------------

On this _______ day of _______________ , 20__ , before me, __________________ a
Notary Public in and for the State of California, personally appeared __________________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature
         ---------------------------
My commission expires               .
                      --------------


STATE OF CALIFORNIA
COUNTY OF                          SS.
          ------------------------

On this _______ day of _______________ , 20__ , before me, __________________ a a Notary Public in and for the State of California, personally appeared __________________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature
         ---------------------------
My commission expires               .
                      --------------




STATE OF CALIFORNIA
COUNTY OF                          SS.
          ------------------------

On this _______ day of _______________ , 20__ , before me, __________________ a a Notary Public in and for the State of California, personally appeared __________________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature
         ---------------------------
My commission expires               .
                      --------------